UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 8, 2010

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FOREX365, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-53436 (Commission File Number)		84-0290243 (IRS Employer Identification No.)
Neiwei Road, Fulaerji District, Qiqihar, Heiloingjiang, China, 161041 (Address of Principal Executive Offices and zip code)

（86）452-6969150
(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 8, 2010, the Company dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”) as its independent registered public accounting firm and on July 14, 2010 appointed Sherb & Co., LLP  (“Sherb”) to serve as the Company’s independent registered public accounting firm.  The decision to dismiss Chisholm was recommended and approved by the Company’s board of directors.

Chisholm’s audit reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period from June 30, 2009 through July 8, 2010, there were no disagreements between the Company and Chisholm on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused Chisholm to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements.

During the Company’s two most recent fiscal years and subsequent period from June 30, 2009 through July 8, 2010, there were no reportable events as defined by Item 304(a)(1)(v).

The Company has provided Chisholm with a copy of the foregoing statements and has requested and received from Chisholm a letter addressed to the Securities and Exchange Commission stating whether or not Chisholm agrees with the above statements. A copy of the letter from Chisholm is attached as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and the subsequent interim period from June 30, 2009 through July 14, 2010, neither the Company nor anyone acting on behalf of the Company, consulted Sherb regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

16.1†	Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC to the Securities and Exchange Commission dated July 12, 2010.

†	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forex365, Inc.

Date: July 14, 2010	By:	/s/ Zhang Li
Name: Zhang Li
Title: Chief Executive Officer

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